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                                                                    EXHIBIT 23.1

                       Consent of Independent Accountants

        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statements on Form S-3 (No. 333-45877) and (No. 333-35861) of StarBase Corporation of our report dated June 26, 1998 appearing on page 28 of this Form 10-KSB.


PricewaterhouseCoopers LLP

Costa Mesa, California
July 2, 1998